UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2007
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Avenue, Suite 1500
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Innofone's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Innofone’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Innofone's actual results to differ from management's current expectations are contained in Innofone's filings with the Securities and Exchange Commission. Innofone undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2007, Innofone.com, Incorporated (the “Company” or “Innofone”) entered into an amendment (the “First Amendment”) to the Promissory Note (the “First Note”) by and between the Company and Dr. Uday Phatak, dated as of September 8, 2006. The First Amendment amended the following terms of the First Note: (i) the Maturity Date was changed to be September 1, 2008; (ii) the Interest was amended to equal 16% per annum, compounded annually; and (iii) all Principal and accrued and unpaid Interest shall be due and payable in one balloon payment on the Maturity Date. As consideration for the amendment to the terms of the First Note, the Company agreed to issue to Dr. Phatak 100,000 shares of the Company’s common stock.

On September 21, 2007, the Company entered into an amendment (the “Second Amendment”) to the Promissory Note (the “Second Note”) by and between the Company and Joe Mandell, dated as of August 30, 2006. The Second Amendment amended the following terms of the Second Note: (i) the Maturity Date was changed to be September 1, 2008; (ii) the Interest was amended to equal 16% per annum, compounded annually; and (iii) all Principal and accrued and unpaid Interest shall be due and payable in one balloon payment on the Maturity Date. As consideration for the amendment to the terms of the Second Note, the Company agreed to issue to Mr. Mandell 100,000 shares of the Company’s common stock.

On September 21, 2007, the Company entered into an amendment (the “Third Amendment”) to the Promissory Note (the “Third Note”) by and between the Company and Sterling Trust Company, Custodian FBO: Joseph David Mandell, dated as of August 30, 2006. The Third Amendment amended the following terms of the Third Note: (i) the Maturity Date was changed to be September 1, 2008; (ii) the Interest was amended to equal 16% per annum, compounded annually; and (iii) all Principal and accrued and unpaid Interest shall be due and payable in one balloon payment on the Maturity Date. As consideration for the amendment to the terms of the Third Note, the Company agreed to issue to Sterling Trust Company, Custodian FBO: Joseph David Mandell 150,000 shares of the Company’s common stock.

On September 21, 2007, the Company entered into an amendment (the “Fourth Amendment”) to the Promissory Note (the “Fourth Note”) by and between the Company and Doug Mandell, dated as of September 1, 2006. The Fourth Amendment amended the following terms of the Fourth Note: (i) the Maturity Date was changed to be September 1, 2008; (ii) the Interest was amended to equal 16% per annum, compounded annually; and (iii) all Principal and accrued and unpaid Interest shall be due and payable in one balloon payment on the Maturity Date. As consideration for the amendment to the terms of the Fourth Note, the Company agreed to issue to Mr. Mandell 150,000 shares of the Company’s common stock.

On September 26, 2007, the Company entered into an amendment (the “Fifth Amendment”) to the Promissory Note (the “Fifth Note”) by and between the Company and Roger Baker, dated as of September 22, 2006. The Fifth Amendment amended the following terms of the Fifth Note: (i) the Maturity Date was changed to be September 22, 2008; (ii) the Interest was amended to equal 16% per annum, compounded annually; and (iii) all Principal and accrued and unpaid Interest shall be due and payable in one balloon payment on the Maturity Date. As consideration for the amendment to the terms of the Fifth Note, the Company agreed to issue to Mr. Baker 100,000 shares of the Company’s common stock.

The foregoing summary of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment is subject to, and qualified in its entirety by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, copies of which are filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor was an “accredited investor” and/or qualified institutional buyers, the Investor had access to information about the Company and its investment, the Investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

Exhibit Number	Description

10.1*	Amendment to Promissory Note by and between Innofone and Dr. Uday Phatak, dated September 21, 2007

10.2*	Amendment to Promissory Note by and between Innofone and Joe Mandell, dated September 21, 2007

10.3*	Amendment to Promissory Note by and between Innofone and Sterling Trust Company, Custodian FBO: Joseph David Mandell, dated September 21, 2007

10.4*	Amendment to Promissory Note by and between Innofone and Doug Mandell, dated September 21, 2007

10.5*	Amendment to Promissory Note by and between Innofone and Roger Baker, dated September 26, 2007

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INNOFONE.COM, INCORPORATED

By:	/s/ Alex Lightman
Chief Executive Officer and President

October 5, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amendment to Promissory Note by and between Innofone and Dr. Uday Phatak, dated September 21, 2007

10.2*	Amendment to Promissory Note by and between Innofone and Joe Mandell, dated September 21, 2007

10.3*	Amendment to Promissory Note by and between Innofone and Sterling Trust Company, Custodian FBO: Joseph David Mandell, dated September 21, 2007

10.4*	Amendment to Promissory Note by and between Innofone and Doug Mandell, dated September 21, 2007

10.5*	Amendment to Promissory Note by and between Innofone and Roger Baker, dated September 26, 2007

* Filed herewith